                               THE OBERWEIS FUNDS
                 WRITTEN INSTRUMENT ESTABLISHING AND DESIGNATING
                        OBERWEIS CHINA OPPORTUNITIES FUND

     The undersigned, being a majority of the trustees of The Oberweis Funds (the "Trust"), a business trust organized pursuant to an Agreement and Declaration of Trust dated July 7, 1986, as amended on November 17, 1986 (the "Declaration of Trust"), pursuant to Section I of Article III of the Declaration of Trust, do hereby establish and designate a fourth series of Shares of the Trust to be known as "Oberweis China Opportunities Fund" (the "New Series") The relative rights and preferences of the New Series shall be as set forth in the registration statement registering the shares of the New Series.

     IN WITNESS WHEREOF, the undersigned have this 26th day of May, 2005 signed these presents.


                                        /s/ James D. Oberweis
                                        ----------------------------
                                        James D. Oberweis


                                        /s/ Katherine S. Dedrick
                                        ----------------------------
                                        Katherine S. Dedrick


                                        /s/ Gary D. McDaniel
                                        ----------------------------
                                        Gary D. McDaniel


                                        /s/ James G. Schmidt
                                        ----------------------------
                                        James G. Schmidt

                               THE OBERWEIS FUNDS
                 WRITTEN INSTRUMENT ESTABLISHING AND DESIGNATING
                           OBERWEIS MID-CAP PORTFOLIO

     The undersigned, being a majority of the trustees of The Oberweis Funds (the "Trust"), a business trust organized pursuant to an Agreement and Declaration of Trust dated July 7, 1986, as amended on November 17, 1986 (the "Declaration of Trust"), pursuant to Section I of Article III of the Declaration of Trust, do hereby establish and designate a third series of Shares of the Trust to be known as "Oberweis Mid-Cap Portfolio." The relative rights and preferences of such series shall be as set forth in the Declaration of Trust.

     IN WITNESS WHEREOF, the undersigned have this 22nd day of August, 1996 signed these presents.


                                        /s/ James D. Obeweis
                                        ----------------------------
                                        James D. Oberweis


                                        /s/ Thomas J. Burke
                                        ----------------------------
                                        Thomas J. Burke


                                        /s/ Douglas P. Hoffmeyer
                                        ----------------------------
                                        Douglas P. Hoffmeyer


                                        /s/ Edward F. Steit
                                        ----------------------------
                                        Edward F. Streit


                                        /s/ Peter H. Wendell
                                        ----------------------------
                                        Peter H. Wendell

                          OBERWEIS EMERGING GROWTH FUND
                 WRITTEN INSTRUMENT ESTABLISHING AND DESIGNATING
                          OBERWEIS MICRO-CAP PORTFOLIO

     The undersigned, being a majority of the trustees of Oberweis Emerging Growth Fund (the "Trust"), a business trust organized pursuant to an Agreement and Declaration of Trust dated July 7, 1986, as amended on November 17, 1986 (the "Declaration of Trust"), pursuant to Section I of Article III of the Declaration of Trust, do hereby establish and designate a second series of Shares of the Trust to be known as "Oberweis Micro-Cap Portfolio." The relative rights and preferences of such series shall be as set forth in the Declaration of Trust.

     IN WITNESS WHEREOF, the undersigned have this 21st day of November, 1995 signed these presents.


                                        /s/ James D. Obeweis
                                        ----------------------------
                                        James D. Oberweis


                                        /s/ Thomas J. Burke
                                        ----------------------------
                                        Thomas J. Burke


                                        /s/ Douglas P. Hoffmeyer
                                        ----------------------------
                                        Douglas P. Hoffmeyer


                                        /s/ Edward F. Steit
                                        ----------------------------
                                        Edward F. Streit


                                        ----------------------------
                                        Peter H. Wendell